UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):    October 5, 2006

SCHNITZER STEEL INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

OREGON (State or other jurisdiction of incorporation)	0-22496 (Commission File Number)	93-0341923 (I.R.S. Employer Identification No.)

3200 N.W. Yeon Ave. P.O. Box 10047 Portland, OR (Address of principal executive offices)	97296-0047 (Zip Code)

Registrant’s Telephone Number, Including Area Code      (503) 224-9900

NO CHANGE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.05.	AMENDMENTS TO THE REGISTRANT’S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.

On October 5, 2006, the Board of Directors of Schnitzer Steel Industries, Inc. (the “Company”) approved amendments to the Company’s Code of Conduct. The amendments to the Company’s Code of Conduct related to the following topics, among others:

❑	Policies for accepting or receiving gifts, gratuities, discounts and entertainment;

❑	Policies regarding compliance with the Foreign Corrupt Practices Act and other anti-corruption and anti-bribery laws and regulations;

❑	Policies restricting hospitality, gifts or entertainment for government officials, among others;

❑	Policies regarding political and charitable contributions; and

❑	Policies prohibiting association with entities that may be involved in criminal or terrorist activities.

The changes described above are effective as of October 5, 2006. The Code of Conduct, as amended, is available on the Company’s website at www.schnitzersteel.com, is filed herewith as exhibit 14.1 and is incorporated by reference herein.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)    Exhibits.

14.1    Code of Conduct, as adopted on October 5, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHNITZER STEEL INDUSTRIES, INC.
(Registrant)

Dated: October 12, 2006	By:	/s/ Richard C. Josephson
Name: Richard C. Josephson
Title: Secretary

Exhibit Index

Exhibit No.	Description

14.1	Code of Conduct, as adopted on October 5, 2006